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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Muzak LLC on Form S-4 of our report dated February 5, 1999 (May 14, 1999, as to Note 14) on Muzak Limited Partnership and subsidiaries, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP
Seattle, Washington
May 14, 1999